SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS
INSTITUTIONAL CLASS OCTOBER 31,1997 PROSPECTUS
PROPOSED REORGANIZATION. The Board of Trustees of Fidelity Advisor Short-Intermediate Municipal Income Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Short-Intermediate Municipal Income Fund and Fidelity Advisor Intermediate Municipal Income Fund, a fund of Fidelity Advisor Series VI.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Short-Intermediate Municipal Income Fund solely in exchange for Class A, Class T, and Institutional Class shares of Fidelity Advisor Intermediate Municipal Income Fund equal in value to the relative net asset value of the outstanding shares of Class A, Class T, and Institutional Class, respectively, of Fidelity Advisor Short-Intermediate Municipal Income Fund. Following such exchange, Fidelity Advisor Short-Intermediate Municipal Income Fund will distribute such shares pro rata to the corresponding class in liquidation of Fidelity Advisor Short-Intermediate Municipal Income Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").
The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Short-Intermediate Municipal Income Fund will be held on May 4, 1998, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Fidelity Advisor Short-Intermediate Municipal Income Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Advisor Intermediate Municipal Income Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 28, 1998. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Fidelity Advisor Short-Intermediate Municipal Income Fund shareholders fail to approve the Agreement, Fidelity Advisor Short-Intermediate Municipal Income Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of the Fund.
Fidelity Advisor Short-Intermediate Municipal Income Fund is closed to new accounts pending the Reorganization.
Fidelity Advisor California Municipal Income Fund and Fidelity Advisor New York Municipal Income Fund are closed to new and existing accounts.
Institutional Class of Fidelity Advisor Municipal Bond Fund is closed to new and existing accounts except for shares purchased by investors participating in the Fidelity sponsored TARGETS Program who may purchase shares through December 31, 1997.
Fidelity Advisor High Income Municipal Fund has been renamed Fidelity Advisor Municipal Income Fund.
The following information replaces the first three paragraphs found in "Who May Want to Invest" on page 4.
Institutional Class shares are offered to:
1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans must have at least $50 million in plan assets;
2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;
3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and
5. Fidelity Trustees and employees.
For purchases made by managed account programs or insurance company separate accounts, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
The following information replaces similar information for MUNICIPAL BOND, CALIFORNIA MUNICIPAL INCOME, AND NEW YORK MUNICIPAL INCOME found in "Expenses" beginning on page 7.
MUNICIPAL FUNDS





      OPERATING EXPENSES         EXAMPLES

MUNICIPAL BOND   MANAGEMENT FEE              0.40%[A]   1 YEAR     $ 16

                 12B-1 FEE                  NONE        3 YEARS    $ 49

                 OTHER EXPENSES              1.14%[A]   5 YEARS    $ 84

                 TOTAL OPERATING EXPENSES    1.54%      10 YEARS   $ 183

STATE MUNICIPAL FUNDS





      OPERATING EXPENSES         EXAMPLES


CALIFORNIA MUNICIPAL INCOME   MANAGEMENT FEE                           0.40%   1 YEAR     $ 9

                              12B-1 FEE                               NONE     3 YEARS    $ 27

                              OTHER EXPENSES                           0.45%   5 YEARS    $ 47

                              TOTAL OPERATING EXPENSES                 0.85%   10 YEARS   $ 105

NEW YORK MUNICIPAL INCOME     MANAGEMENT FEE                           0.40%   1 YEAR     $ 20

                              12B-1 FEE                               NONE     3 YEARS    $ 63

                              OTHER EXPENSES  (AFTER REIMBURSEMENT)    1.60%   5 YEARS    $ 108

                              TOTAL OPERATING EXPENSES                 2.00%   10 YEARS   $ 233


[A] BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
The following information replaces similar information for MUNICIPAL BOND, CALIFORNIA MUNICIPAL INCOME, AND NEW YORK MUNICIPAL INCOME found in "Expenses" on page 9.
FMR has voluntarily agreed to reimburse the Institutional Class of each fund to the extent that total operating expenses, as a percentage of their respective average net assets, exceed the following rates:
                                       EFFECTIVE
                                       DATE

MUNICIPAL BOND                 2.00%   1/1/98

CALIFORNIA MUNICIPAL INCOME    2.00%   1/1/98

NEW YORK MUNICIPAL INCOME      2.00%   1/1/98

The following information replaces similar information found in "Expenses" on page 9.
If these agreements were not in effect, other expenses and total operating expenses of the Institutional Class of each fund, as a percentage of average net assets, would have been the following amounts:

                                       OTHER EXPENSES                   TOTAL OPERATING EXPENSES

TECHNOQUANT GROWTH[A]                                    7.03%                                      7.63%

MID CAP                                                  2.64%                                      3.24%

LARGE CAP                                                1.94%                                      2.54%

GROWTH & INCOME[A]                                       0.78%                                      1.28%

BALANCED                                                 0.56%                                      1.01%

STRATEGIC INCOME                                         0.96%                                      1.55%

MORTGAGE SECURITIES[A]                                   4.13%                                      4.57%

GOVERNMENT INVESTMENT                                    0.38%                                      0.83%

SHORT FIXED-INCOME                                       0.55%                                      1.00%

HIGH INCOME MUNICIPAL                                    3.86%                                      4.26%

INTERMEDIATE MUNICIPAL INCOME                            0.44%                                      0.84%

SHORT-INTERMEDIATE MUNICIPAL INCOME                      13.15%                                     13.55%

NEW YORK MUNICIPAL INCOME                                3.43%                                      3.83%


[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.
The following information replaces similar information for STRATEGIC OPPORTUNITIES found in the "Performance" section on page 23.
GROWTH FUNDS - INSTITUTIONAL CLASS





      AVERAGE ANNUAL TOTAL RETURN*   CUMULATIVE TOTAL RETURN*



                             PAST 1 YEAR   PAST 5 YEARS   10 YEARS/       PAST 6 MONTHS   PAST 1 YEAR   PAST 5 YEARS   10
YEARS/
                                                          LIFE OF FUND+                                                LIFE
OF FUND+

STRATEGIC OPPORTUNITIES[C]    14.89%        14.37%         12.34%          12.85%          14.89%        95.71%
220.22%


   The following information replaces similar information for Equity Income found in "Financial Highlights" on page 15.

   EQUITY INCOME - INSTITUTIONAL CLASS

                                          YEARS ENDED    NOVEMBER 30
SELECTED PER-SHARE DATA AND RATIOS
1997H      1996       1995       1994D      1993       1992       1991       1990       1989       1988       1987
NET ASSET VALUE, BEGINNING OF PERIOD
$ 23.00    $ 20.09    $ 16.07    $ 14.93    $ 12.88    $ 11.08    $ 9.52     $ 12.27    $ 11.10    $ 10.93    $ 13.54
INCOME FROM INVESTMENT OPERATIONS

NET INVESTMENT INCOME
 .21C       .42C       .45        .41C        .39       .49        .63J        .69        .75        .75       .76
NET REALIZED AND UNREALIZED GAIN (LOSS)
1.89       .3.37      4.28       1.05        2.02      1.79       1.52       (2.42)     1.17       1.81       (1.53)
TOTAL FROM INVESTMENT OPERATIONS
2.10        3.79      4.73       1.46        2.41      2.28       2.15       (1.73)     1.92       2.56       (.77)
LESS DISTRIBUTIONS
 FROM NET INVESTMENT INCOME
(.21)      (.42)      (.43)      (.32)       (.36)     (.48)      (.59)      (.72)      (.75)      (.74)      (.70)
 FROM NET REALIZED GAIN
(.59)      (.46)      (.28)      --           --        --         --         (.30)      --        (1.65)     (1.14)
 TOTAL DISTRIBUTIONS
(.80)      (.88)      (.71)      (.32)       (.36)     (.48)      (.59)      (1.02)     (.75)      (2.39)     (1.84)
NET ASSET VALUE, END OF PERIOD
$ 24.30    $ 23.00    $ 20.09    $ 16.07    $ 14.93    $ 12.88    $ 11.08    $ 9.52     $ 12.27    $ 11.10    $ 10.93
TOTAL RETURN B,I
9.47%      19.54%     30.43%     9.82%      18.90%     20.91%     22.97%     (14.90)%   17.58%     26.99%     (7.28)%
NET ASSETS, END OF PERIOD
$ 464,643  $ 343,867  $ 297,453  $ 197,533  $ 191,138  $ 139,391  $ 168,590  $ 253,049  $ 463,696  $ 36,753   $ 443,603
(000 OMITTED)
RATIO OF EXPENSES TO AVERAGE NET ASSETS
 .71%A      .71%       .74%       .73%       .80%        .71%F       67%F        .61%F       .55%F       .55%F      .54%F
                                                                                                                       RATIO
RATIO OF EXPENSES TO AVERAGE NET
ASSETS AFTER EXPENSE REDUCTIONS
 .68%A,E    .70%E      .73%E      .71%E      .79%E       .71%        .67%        .61%        .55%        .55%       .54%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS
1.85%A     2.02%      2.52%      2.62%      3.00%       3.77%       5.66%       6.11%       6.09%       6.86%      5.58%
PORTFOLIO TURNOVER
50%A       78%        80%        140%       120%        51%         91%         103%        93%         78%        137%
AVERAGE COMMISSION RATEG
$ .0423    $ .0424


A    ANNUALIZED
B    THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
C    NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D    EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E    FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.
F    FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G    FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND
IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H    SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
I    TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
J    INCLUDES $.04 PER SHARE FROM FOREIGN TAXES RECOVERED.
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 26. John Avery is manager of Advisor Balanced, which he has managed since September 1997. He also manages another Fidelity fund. Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putman Investments from 1993 to 1994. Mr. Avery received his MBA from The Wharton School at the University of Pennsylvania in 1993. Norm Lind is Vice President and manager of Advisor New York Municipal Income, Advisor Short-Intermediate Municipal Income, and Advisor Intermediate Municipal Income, which he has managed since August 1995, October 1995, and January 1998, respectively. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
Jonathan Short is Vice President and manager of Advisor California Municipal Income and Advisor Municipal Income, which he has managed since February 1996 and January 1998, respectively. He also manages several other Fidelity funds. Since joining Fidelity in 1990, Mr. Short has worked as an analyst and manager.
The following information replaces similar information found in "Investment Principles and Risks" on page 30.
MORTGAGE SECURITIES FUND seeks high current income, consistent with prudent investment risk, by investing primarily in mortgage-related securities. When consistent with its goal, the fund may also consider the potential for capital gain. FMR normally invests at least 65% of the fund's total assets in mortgage-related securities. The fund may also invest in U.S. Government securities and instruments related to U.S. Government securities. Instruments related to U.S. Government securities may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between two and 10 years. However, the reaction of mortgage securities to changes in interest rates can be difficult to predict since mortgage securities are subject to prepayment of principal and can be structured in a complex manner. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This could be substantially shorter than its stated final maturity. As of July 31, 1997, the fund's dollar-weighted average maturity was approximately
5.8 years.
GOVERNMENT INVESTMENT FUND seeks high current income by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. FMR normally invests the fund's assets only in U.S. Government securities, repurchase agreements, and other instruments related to U.S. Government securities. Under normal conditions, FMR invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund nor its yield is guaranteed by the U.S. Government.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between five and 12 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This could be substantially shorter than its stated final maturity. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 8.5 years.
The following information supplements the information found in "Investment Principles and Risks" on page 30.
INTERMEDIATE BOND FUND seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. When consistent with its primary objective, the fund may also seek capital appreciation. Although the fund can invest in securities of any maturity, the fund normally maintains a dollar-weighted average maturity between three and 10 years.
In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As November 30, 1996, the fund's dollar-weighted average maturity was approximately 5.7 years.
In managing Intermediate Bond, FMR selects a benchmark index which is representative of the portion of the bond market in which the fund invests. FMR uses this benchmark index as a guide in structuring the fund and selecting its investments. The benchmark index for Intermediate Bond is the Lehman Brothers Intermediate Government/Corporate Bond Index, a market value weighted benchmark of government and corporate fixed-rate debt issues with maturities between one and 10 years. FMR manages the fund to have a similar overall interest rate risk to its Index.
The following information replaces similar information found under the heading "High Income Municipal Fund" in "Investment Principles and Risks" on page 31.
MUNICIPAL INCOME FUND seeks high current income that is free from federal income tax by investing primarily in investment-grade municipal securities. FMR normally invests so that at least 80% of the fund's assets is invested in municipal securities whose interest is free from federal income tax. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 16.4 years.
The following information replaces similar information found under the heading "Debt Securities" in "Securities and Investment Practices" beginning on page 32.
Each of Mortgage Securities, Short Fixed-Income, Municipal Income, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. A security is considered to be investment-grade if it is rated investment-grade by Moody's, S&P, Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, L.P. (Fitch), or is unrated but judged by FMR to be of equivalent quality.
EFFECTIVE FEBRUARY 28, 1998, the following information replaces similar information found under the heading "Debt Securities" in "Securities and Investment Practices" beginning on page 32.
Each of Mortgage Securities, Intermediate Bond, Short Fixed-Income, Municipal Income, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. A security is considered to be investment-grade if it is rated investment-grade by Moody's, S&P, Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, L.P. (Fitch), or is unrated but judged by FMR to be of equivalent quality.
The following information replaces similar information for STRATEGIC OPPORTUNITIES found in "Appendix B" on page 52.
STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS







CALENDAR YEAR TOTAL RETURNS+         1987     1988     1989     1990     1991     1992     1993     1994     1995     1996


STRATEGIC OPPORTUNITIES -            -5.72%   22.71%   32.98%   -6.59%   23.69%   13.47%   21.07%   -6.35%   38.78%   1.99%

INSTITUTIONAL CLASS


LIPPER CAPITAL APPRECIATION FUNDSB   -0.03%   14.09%   26.60%   -8.24%   39.91%   8.78%    15.68%   -3.38%   30.34%   16.31%


S&P 500                              5.10%    16.61%   31.69%   -3.10%   30.47%   7.62%    10.08%   1.32%    37.58%   22.96%


CONSUMER PRICE INDEX                 4.43%    4.42%    4.65%    6.11%    3.06%    2.90%    2.75%    2.67%    2.54%    3.32%




Percentage (%)
Row: 1, Col: 1, Value: -6.33
Row: 2, Col: 1, Value: 22.25
Row: 3, Col: 1, Value: 32.6
Row: 4, Col: 1, Value: -7.17
Row: 5, Col: 1, Value: 23.08
Row: 6, Col: 1, Value: 12.87
Row: 7, Col: 1, Value: 20.44
Row: 8, Col: 1, Value: -7.17
Row: 9, Col: 1, Value: 37.42
Row: 10, Col: 1, Value: 1.99
(LARGE SOLID BOX) STRATEGIC OPPORTUNITIES -
INSTITUTIONAL CLASS